UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 7, 2013

Howard Bancorp, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-35489	20-3735949
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6011 University Boulevard, Suite 370, Ellicott City, Maryland		21043
(Address of Principal Executive Offices)		(ZIP Code)

Registrant’s telephone number, including area code (410) 750-0020

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.	Results of Operations and Financial Condition.

On February 7, 2013, representatives of Howard Bancorp, Inc., will give a presentation that includes information about its recently completed fiscal year.  Attached, as exhibit 99.1 to this report, is a series of slides that the representatives will present at such meeting.

The information in this Item 2.02, Item 7.01 below and the related information in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference into any filing of the Registrant under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in any such filing.

Section 7-Regulation FD

Item 7.01	Regulation FD Disclosure.

Seen “Item 2.02. Results of Operations and Financial Condition” above.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Slide presentation dated February 7, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOWARD BANCORP, INC.

	By:	/s/ George C. Coffman
	Name:	George C. Coffman
	Title:	Executive Vice President
Date: February 7, 2013		and Chief Financial Officer